UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2016

PATHFINDER BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Commission File Number: 001-36695

Maryland	38-3941859
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

214 West First Street, Oswego, NY 13126
(Address of Principal Executive Office) (Zip Code)

(315) 343-0057
(Issuer's Telephone Number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2016, the shareholders of Pathfinder Bancorp, Inc. (the "Company") approved the Pathfinder Bancorp, Inc. 2016 Equity Incentive Plan (the "Plan"), which provides for the grant of stock-based awards to officers, employees and directors of the Company and its subsidiaries.  A description of the material terms of the Plan is contained in the Company's definitive proxy statement for the Meeting of Shareholders filed with the Securities and Exchange Commission on March 29, 2016.  A copy of the Plan is being filed as Exhibit 10.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PATHFINDER BANCORP, INC.

Date: May 5, 2016	By: /s/ Thomas W. Schneider
Thomas W. Schneider
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit                                        Description
Exhibit 10.1	Pathfinder Bancorp, Inc.'s 2016 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 29, 2016 (file no.001-36695)